UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

BYRNA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road, Suite 201

Wakefield, MA, 01880

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 868-5011

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01. Other Items.

Reference is made to the current report on Form 8-K filed by Byrna Technologies, Inc. (the "Company") on April 15, 2020 in which the Company announced that it will delay its filing of its Annual Report on Form 10-K for the fiscal year ended November, 2019 (the "Annual Report") as a result of the outbreak in the United States of the novel coronavirus, COVID-19 in order to complete its internal and external review of said Annual Report.

In addition to the delay in the filing of the Annual Report, the Company will delay its filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2020 (the "Quarterly Report") as a result of the outbreak in the United States of the novel coronavirus, COVID-19. As a voluntary filer under Section 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), the Company is not delinquent on Exchange Act periodic reporting requirements, however, consistent with the order (the "Order") promulgated by the Securities and Exchange Commission (the "SEC") on March 4, 2020 in Release No. 34-88318 relating to the Exchange Act, the Company will seek to file its Quarterly Report within 45 calendar days of April 14, 2020 (the Company does not expect to file its Quarterly Report until on or about May 29, 2020).

The Company is unable to file the Quarterly Report in a timely manner because Massachusetts, the location of the Company's corporate headquarters, as well as South Africa, the location of the Company's subsidiary and manufacturing facility, have been subject to stay at home orders. The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past month, including the temporary closures of its offices and having team members work remotely. As a result, the Company is currently working on completing its Annual Report and will not be able to complete its Quarterly Report by the filing deadline, due to insufficient time to facilitate the internal and external review process. Please refer to the risk factor included in the current report on Form 8-K filed by the Company on April 15, 2020 for a discussion of the coronavirus' effect on our business, financial condition, results of operations, or cash flow for the year ending November 30, 2020.

Forward Looking Information

This Current Report on Form 8-K (of this "Report") and the documents we have filed with the Securities and Exchange Commission (the "SEC") that are referenced herein contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act, that involve significant risks and uncertainties. Any statements contained, or incorporated by reference, in this Report that are not statements of historical fact may be forward-looking statements. When we use the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" and other similar terms and phrases, including references to assumptions, we are identifying forward-looking statements. Forward-looking statements in this Report include, but are not limited to, statements regarding the Company's ability to file its first quarter financial statements for the three months ended February 29, 2020 and its associated filings, and its ability to  manage risk and preserve  capital  under  the  market  conditions  triggered  by  the  COVID-19  pandemic. Forward-looking statements involve risks and uncertainties which may cause our actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors, including matters described in the section titled "Risk Factors" in our filings made with the SEC. Moreover, new risks regularly emerge and it is not possible for our management to predict all risks, nor can we assess the impact of all risks on our business or the extent to which any risk, or combination of risks, may cause actual results to differ from those contained in any forward-looking statements. All forward-looking statements included in this Report are based on information available to us on the date hereof. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this Report and the documents we have filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: April 20, 2020	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer